Exhibit 99.1

Ooma Reports Third Quarter Fiscal Year 2023 Financial Results

Sunnyvale, Calif., November 30, 2022 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fiscal third quarter ended October 31, 2022.

Third Quarter Fiscal 2023 Financial Highlights:

•
Revenue: Total revenue was $56.7 million, up 15% year-over-year. Subscription and services revenue increased to $51.7 million from $44.7 million in the third quarter of fiscal 2022, and was 91% of total revenue, primarily driven by the growth of Ooma Business.
•
Net Income/Loss: GAAP net loss was $2.8 million, or $0.11 per basic and diluted share, compared to GAAP net loss of $0.3 million, or $0.01 per basic and diluted share, in the third quarter of fiscal 2022. GAAP net loss for the third quarter includes a $1.4 million charge for consolidation of facilities, as well as $0.6 million in acquisition-related costs, both associated with the acquisition of OnSIP in late July. Non-GAAP net income was $3.5 million, or $0.14 per diluted share, compared to non-GAAP net income of $3.3 million, or $0.13 per diluted share in the prior year period.
•
Adjusted EBITDA: Adjusted EBITDA was $4.5 million, compared to $4.0 million in the third quarter of fiscal 2022.

For more information about non-GAAP net income and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma executed well in Q3, increasing revenue 15% year-over-year to $56.7 million and attaining its highest-ever quarterly non-GAAP net income and adjusted EBITDA,” said Eric Stang, chief executive officer of Ooma. “We introduced new features for our Ooma Office Pro Plus tier of service, grew sales of Ooma Enterprise in select verticals including hospitality, expanded our user base in Europe in addition to North America, and added T-Mobile as a resale partner for AirDial, our new solution to replace businesses’ aging and expensive copper lines. We also continued the integration of our recent acquisition OnSIP and are pleased to report that OnSIP was adjusted EBITDA accretive in Q3, ahead of plan. Looking forward, we continue to see significant opportunity and remain focused on executing our strategy to drive profitable growth.”

Business Outlook:

For the fourth quarter of fiscal 2023, Ooma expects:

•
Total revenue in the range of $56.3 million to $56.6 million.
•
GAAP net loss in the range of $0.7 million to $1.0 million and GAAP net loss per share in the range of $0.03 to $0.04.
•
Non-GAAP net income in the range of $3.5 million to $3.8 million and non-GAAP net income per share in the range of $0.14 to $0.15.

For the full fiscal year 2023, Ooma expects:

•
Total revenue in the range of $216.0 million to $216.3 million.
•
GAAP net loss in the range of $4.0 million to $4.3 million, and GAAP net loss per share in the range of $0.16 to $0.18.
•
Non-GAAP net income in the range of $13.0 million to $13.3 million, and non-GAAP net income per share in the range of $0.51 to $0.53.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP diluted net income per share guidance for the fiscal fourth quarter and fiscal year ending January 31, 2023 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	January 31, 2023	January 31, 2023
	(unaudited)
GAAP net loss	($0.7)-($1.0)	($4.0)-($4.3)
Stock-based compensation and related taxes	3.6	14.2
Amortization of intangible assets and acquisition-related costs	0.9	3.8
Facilities consolidation charges	—	1.4
Acquisition-related income tax benefit	—	(2.1)
Non-GAAP net income	$3.5-$3.8	$13.0-$13.3

GAAP net loss per share	($0.03)-($0.04)	($0.16)-($0.18)
Stock-based compensation and related taxes	0.14	0.56
Amortization of intangible assets and acquisition-related costs	0.04	0.15
Facilities consolidation charges	—	0.06
Acquisition-related income tax benefit	—	(0.08)
Non-GAAP net income per share	$0.14-$0.15	$0.51-$0.53

Weighted-average number of shares used in per share amounts:
Basic	24.9	24.5
Diluted	25.7	25.3

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors today at 5:00 p.m. Eastern time. The news release with the financial results will be accessible from the company's website prior to the conference call.

Parties in the United States and Canada can access the call by dialing +1 (888) 550-5744, using conference ID 4726540. International parties can access the call by dialing +1 (646) 960-0223, using conference ID 4726540.

The webcast will be accessible on the Events and Presentations page of Ooma’s investor relations website, https://investors.ooma.com for a period of at least one year. A telephonic replay of the conference call will be available from approximately two hours after the call is completed or about 8:00 p.m. Eastern time on November 30, 2022 until 11:59 p.m. Eastern time Wednesday, December 7, 2022. To access the replay, parties in the United States and Canada should call +1 (800) 770-2030 and use conference code 4726540. International parties should call +1 (647) 362-9199 and use conference code 4726540.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income, non-GAAP net income per share, non-GAAP gross profit and gross margin, non-GAAP operating income, and Adjusted EBITDA. Adjusted EBITDA represents the net income before interest and other income, income tax benefit, depreciation and amortization of capital expenditures, amortization of intangible assets, acquisition-related transaction costs, facilities consolidation charges, and stock-based compensation expense and related taxes.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, amortization of intangible assets, acquisition-related transaction costs, facilities consolidation charges and acquisition-related income tax benefit. For the third quarter of fiscal 2023, facilities consolidation charges included asset write-downs related to leased office space assumed in connection with Ooma's acquisition of OnSIP in July 2022 that the company determined were not needed to support the future growth of its business. Non-GAAP weighted-average diluted shares include the effect of potentially dilutive securities from the company’s stock-based benefit plans.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer regarding expectations regarding the Company's business opportunities and strategies may constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; our inability to realize expected returns from our investments made in connection with our international expansion efforts and development of new product features; failure to realize AirDial opportunities; intense competition; loss of key retailers and reseller partnerships; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings which we make with the SEC from time to time, including the risk factors contained in our Quarterly Report on Form 10-Q for the quarter ended July 31, 2022, filed with the SEC on September 8, 2022. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features including messaging, intelligent virtual attendants, and video conferencing to help them run more efficiently. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced functionality and integration with mobile devices. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	October 31,	January 31,
	2022	2022
Assets
Current assets:
Cash and cash equivalents	$20,037	$19,667
Short-term investments	4,495	11,613
Accounts receivable, net	7,125	7,310
Inventories	22,021	13,841
Other current assets	14,550	13,598
Total current assets	68,228	66,029
Property and equipment, net	7,662	6,481
Operating lease right-of-use assets	12,782	14,396
Intangible assets, net	11,256	4,208
Goodwill	8,946	4,264
Other assets	15,640	13,875
Total assets	$124,514	$109,253

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$11,827	$7,507
Accrued expenses and other current liabilities	24,805	22,823
Deferred revenue	17,476	16,600
Total current liabilities	54,108	46,930
Long-term operating lease liabilities	10,539	11,194
Other liabilities	39	73
Total liabilities	64,686	58,197

Stockholders' equity:
Common stock	5	4
Additional paid-in capital	191,909	179,860
Accumulated other comprehensive loss	(60)	(20)
Accumulated deficit	(132,026)	(128,788)
Total stockholders' equity	59,828	51,056
Total liabilities and stockholders' equity	$124,514	$109,253

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Revenue:
Subscription and services	$51,749	$44,659	$146,467	$130,161
Product and other	4,930	4,513	13,202	11,640
Total revenue	56,679	49,172	159,669	141,801

Cost of revenue:
Subscription and services	14,070	12,274	39,954	36,939
Product and other	6,689	6,652	18,026	17,231
Total cost of revenue	20,759	18,926	57,980	54,170
Gross profit	35,920	30,246	101,689	87,631

Operating expenses:
Sales and marketing	18,019	15,078	51,602	43,425
Research and development	12,498	9,467	34,115	28,190
General and administrative (1)	8,258	6,080	21,232	17,819
Total operating expenses	38,775	30,625	106,949	89,434
Loss from operations	(2,855)	(379)	(5,260)	(1,803)
Interest and other income, net	94	53	144	151
Loss before income taxes	(2,761)	(326)	(5,116)	(1,652)
Income tax (provision) benefit	(49)	—	1,878	—
Net loss	$(2,810)	$(326)	$(3,238)	$(1,652)

Net loss per share of common stock:
Basic and diluted	$(0.11)	$(0.01)	$(0.13)	$(0.07)

Weighted-average shares of common stock outstanding:
Basic and diluted	24,608,685	23,619,406	24,373,836	23,348,529

(1) Includes asset impairment related to facilities consolidation as follows:	$1,402	$—	$1,402	$—

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Nine Months Ended
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Cash flows from operating activities:
Net loss	$(2,810)	$(326)	$(3,238)	$(1,652)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation expense	3,541	3,233	10,383	9,748
Depreciation and amortization of capital expenditures	998	780	2,737	2,328
Amortization of intangible assets	794	326	1,492	978
Amortization of operating lease right-of-use assets	799	699	2,248	2,230
Facilities consolidation charges	1,402	—	1,402	—
Deferred income tax benefit	(90)	—	(2,133)	—
Other	8	15	34	39
Changes in operating assets and liabilities:
Accounts receivable, net	(533)	(1,457)	440	(1,057)
Inventories and deferred inventory costs	(977)	(369)	(8,135)	(1,969)
Prepaid expenses and other assets	1,022	(1,355)	(1,304)	(4,362)
Accounts payable, accrued expenses and other liabilities	(1,446)	389	1,244	(1,738)
Deferred revenue	(219)	(57)	301	327
Net cash provided by operating activities	2,489	1,878	5,471	4,872

Cash flows from investing activities:
Proceeds from maturities and sales of short-term investments	1,775	4,330	10,900	14,230
Purchases of short-term investments	—	(6,007)	(3,869)	(14,866)
Capital expenditures	(1,095)	(1,308)	(3,907)	(3,050)
Business acquisition	—	—	(9,771)	—
Net cash provided by (used in) investing activities	680	(2,985)	(6,647)	(3,686)

Cash flows from financing activities:
Proceeds from issuance of common stock	1,123	959	2,677	2,580
Shares repurchased for tax withholdings on vesting of restricted stock units	(447)	(479)	(1,131)	(1,624)
Net cash provided by financing activities	676	480	1,546	956
Net increase (decrease) in cash and cash equivalents	3,845	(627)	370	2,142
Cash and cash equivalents at beginning of period	16,192	20,067	19,667	17,298
Cash and cash equivalents at end of period	$20,037	$19,440	$20,037	$19,440

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended		Nine Months Ended
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Revenue	$56,679	$49,172	$159,669	$141,801

GAAP gross profit	$35,920	$30,246	$101,689	$87,631
Stock-based compensation and related taxes	242	210	738	795
Amortization of intangible assets	139	73	291	219
Non-GAAP gross profit	$36,301	$30,529	$102,718	$88,645

Gross margin on a GAAP basis	63%	62%	64%	62%
Gross margin on a Non-GAAP basis	64%	62%	64%	63%

GAAP operating loss	$(2,855)	$(379)	$(5,260)	$(1,803)
Stock-based compensation and related taxes	3,585	3,306	10,592	10,073
Amortization of intangible assets and acquisition-related costs	1,374	326	2,873	978
Facilities consolidation charges	1,402	—	1,402	—
Non-GAAP operating income	$3,506	$3,253	$9,607	$9,248

GAAP net loss	$(2,810)	$(326)	$(3,238)	$(1,652)
Stock-based compensation and related taxes	3,585	3,306	10,592	10,073
Amortization of intangible assets and acquisition-related costs	1,374	326	2,873	978
Facilities consolidation charges	1,402	—	1,402	—
Acquisition-related income tax benefit	(90)	—	(2,133)	—
Non-GAAP net income	$3,461	$3,306	$9,496	$9,399

GAAP basic and diluted net loss per share	$(0.11)	$(0.01)	$(0.13)	$(0.07)
Stock-based compensation and related taxes	0.14	0.14	0.43	0.43
Amortization of intangible assets and acquisition-related costs	0.05	0.01	0.12	0.04
Facilities consolidation charges	0.06	—	0.06	—
Acquisition-related income tax benefit	—	—	(0.09)	—
Non-GAAP net income per basic share	$0.14	$0.14	$0.39	$0.40
Non-GAAP net income per diluted share	$0.14	$0.13	$0.38	$0.38

GAAP weighted-average basic and diluted shares	24,608,685	23,619,406	24,373,836	23,348,529
Non-GAAP weighted-average diluted shares	25,181,210	24,964,822	25,035,092	24,758,489

GAAP net loss	$(2,810)	$(326)	$(3,238)	$(1,652)
Reconciling items:
Interest and other income, net	(94)	(53)	(144)	(151)
Income taxes	49	—	(1,878)	—
Depreciation and amortization of capital expenditures	998	780	2,737	2,328
Facilities consolidation charges	1,402	—	1,402	—
Amortization of intangible assets and acquisition-related costs	1,374	326	2,873	978
Stock-based compensation and related taxes	3,585	3,306	10,592	10,073
Adjusted EBITDA	$4,504	$4,033	$12,344	$11,576